POWER OF ATTORNEY<br />
 <br />
The undersigned does hereby appoint Jamison Yardley and Nathan R.<br /> Burby (and any other employee of The Goldman Sachs Group, Inc.<br /> (the "Company") or one of its affiliates designated in writing<br />
by one of the other attorneys appointed hereby) his lawful<br /> attorneys, and each of them his true and lawful attorney, with<br /> power to act without the other, and with full power of<br /> substitution and resubstitution, to prepare, execute and file,<br />
or cause to be prepared, executed and filed, with the U.S.<br /> Securities and Exchange Commission (the "SEC") for him and in<br />
his name:<br />
 <br />
the Initial Statement of Beneficial Ownership of Securities on<br /> Form 3, any Statement of Changes in Beneficial Ownership on Form<br /> 4 and any Annual Statement of Changes in Beneficial Ownership on<br /> Form 5, or any similar or successor form, which may be required<br /> to be filed by him pursuant to Section 16 of the Securities<br /> Exchange Act of 1934, as amended; and<br />
any and all instruments necessary or incidental to any action<br /> listed above, including communications to the SEC, The New York<br /> Stock Exchange and state securities law authorities.<br />
 <br />
The undersigned hereby grants unto said attorneys and each of<br /> them full power and authority to do and perform in the name and<br /> on behalf of the undersigned, and in any and all capacities,<br /> every act and thing whatsoever required or necessary to be done<br /> in and about the premises, as fully and to all intents and<br /> purposes as the undersigned might or could do in person, hereby<br /> ratifying and approving the act of said attorneys and each of<br /> them.<br />
 <br />
This power of attorney shall not be affected by the subsequent<br /> disability or incompetence of the principal. This power of<br /> attorney shall remain in full force and effect until either<br /> revoked in writing by the undersigned or, with respect to any<br /> attorney, until such time as said attorney ceases to be an<br /> employee of the Company or one of its affiliates, if earlier.<br />
 <br />
This Power of Attorney shall be governed by, and construed in<br /> accordance with, the laws of the State of New York, without<br /> regard to rules of conflicts of law.<br />
 <br />
IN WITNESS thereof the undersigned hereunto signed his name this<br /> 27 day of February, 2020.<br />
                                                              <br />
                                                                <br />
                                /s/ Magnus T. Helgason<br />
                                                                <br />
                                            <br />
